SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

Nutriband Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2020, the Company entered into a License Agreement (the “License Agreement”) with Rambam Med-Tech Ltd., Haifa, Israel (“RamBam”), for us to develop the RAMBAM Closed System Transfer Device (CSTD) the (“Medical Products”).  As a part of the transaction with RamBam for the License Agreement, and to assist in the development of the RAMBAM CSTD Device, on March 10, 2021, the Company finalized a Distribution Agreement (“Distribution Agreement”)_with BPM Inno Ltd., Kiryat, Israel (“BPM”), providing for distribution of the Medical Products developed and produced under the License Agreement and a Stock Purchase Agreement (“SPA”), dated December 7, 2020, providing for the purchase by BPM of 81,396 shares of common stock at a price of $8.60 per share, or $700,000.  The investment by BPM in our common stock under the SPA was completed on February 26, 2021.  Under the Distribution Agreement, BPM has the right to distribute the Medical Products in Israel and has a right of first refusal in relation to all other countries/states, other than United States, Korea, China, Vietnam, Canada and Ecuador, which are termed excluded countries.

ITEM 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount (1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
February 26, 2021	81,396 shares of common stock	BPM Inno Ltd.	NA	$8.60 per share/NA

(1)	The issuances to private investors, directors and management and consultants are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D, Regulation S or Rule 701 promulgated by the SEC under the Securities Act.

THE FOREGOING GENERAL DISCUSSION OF THE TERMS OF THE LICENSE AGREEMENT, THE DISTRIBUTION AGREEMENT, AND THE STOCK PURCHASE AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TERMS SET FORTH IN SUCH AGREEMENTS ATTACHED AS EXHIBITS TO THIS CURRENT REPORT, AND DEFINED TERMS USED IN THE DESCRIPTIONS OF SUCH AGREEMENTS IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN SUCH AGREEMENTS, AS APPPLICABLE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.22	License Agreement, dated December 9, 2020, between the Company and Rambam Med-Tech Ltd.
10.23	Distribution Agreement, dated March 26, 2021, between the Company and BPM Inno Ltd.
10.24	Stock Purchase Agreement, dated December 7, 2020, between the Company and BPM Inno Ltd.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: March 11, 2021	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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